DNB Financial Corporation
Investor Overview Presentation
Summer 2014

Forward-looking statements:
 Certain statements contained in this presentation are forward-looking in nature. These include all statements about DNB's plans, objectives, expectations and other statements that are not historical facts, and usually use words such as "expect," "anticipate," "believe" and similar expressions. Such statements represent management's current beliefs, based upon information available at the time the statements are made, with regard to the matters addressed. All forward-looking statements are subject to risks and uncertainties that could cause DNB's actual results or financial condition to differ materially from those expressed in or implied by such statements. Factors of particular importance to DNB include, but are not limited to: (1) changes in general, national or regional economic conditions; (2) changes in interest rates; (3) changes in loan default and charge-off rates; (4) changes in deposit levels; (5) changes in levels of income and expense in non-interest income and expense related activities; (6) residential mortgage and secondary market activity; (7) changes in accounting and regulatory guidance applicable to banks; (8) price levels and conditions in the public securities markets generally; (9) competition and its effect on pricing, spending, third-party relationships and revenues;
       and (10) changes in regulation resulting from or relating to financial reform legislation. DNB does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
Non-GAAP Financial Measures:
 This presentation includes non-GAAP financial measures. Information about any such non-GAAP financial measures, including a reconciliation of those measures to GAAP, can be found in the presentation and/or in our SEC reports available on our website at http://investors.dnbfirst.com/.
FORWARD-LOOKING STATEMENTS & ADDITIONAL
INFORMATION

I. Corporate Overview/Compelling Investment Opportunity (Pages 4-7)
II. Strong Market Drives Opportunity (Pages 8-19)
III. Consistent Performance, Stable Growth & Financial Trends (Pages 20-31)
IV. Experienced Management and Board Leadership (Pages 32-38)
V. Invest in DNBF (Pages 39-42)
TABLE OF CONTENTS

CORPORATE OVERVIEW
Founded:    1860, The oldest National Bank in the greater
                    Philadelphia Region
Headquarters:   Downingtown, Chester County, Pennsylvania
NASDAQ Ticker:   DNBF
Total Assets:   $685 million
Deposits:    $576 million
Total Equity:   $62 million
Branch Offices:   13
Share Price:          $21.25 ($22.00 as of August 25, 2014)
Market Cap:   $59 million
Shares Outstanding:  2.8 million
Snapshot June 30, 2014

COMPELLING INVESTMENT OPPORTUNITY
Snapshot June 30, 2014
• High quality footprint, serving growing, diversified and affluent markets in
     Chester and Delaware Counties, Pennsylvania
• Book value per share has grown from $16.18 in 2Q 2013 to $17.62 in 2Q
     2014
• High level of low cost core deposits: Cost of Deposits - .25% YTD or .23% QTD and Composite Cost of Funds - .40% YTD or .38% QTD
• Increasing momentum in non-Interest income has grown and now generates
     $1 million  per quarter with about 29% coming from wealth management
•     Strong liquidity combined with the ability to shift earning assets from investments to loans will contribute to higher margins over time
•  Superior asset quality - NPL/Gross Loans of 1.18%

COMPELLING INVESTMENT OPPORTUNITY
• Well capitalized, highly liquid, with clean, conservative balance sheet
• Well positioned to grow to $1 billion-plus in assets
• Strong Market Demographics
• Favorable loan and low cost deposit trends
• Proven management team generating results since 2007
• Historic quarterly cash dividend
• Focus on Relationship Banking

Early 2010
Successful Balance Sheet restructure

1st Qtr 2012
Increased divided to $0.05

June 2012
Purchased Boothwyn Branch

1st Qtr 2013
Increased dividend to $0.07

January 2014
Opened Mortgage Banking Unit

February 2014
Hired Chief Banking Officer

June 2014
Instituted Universal Banking Model in branches

DNB FINANCIAL CORPORATION

KEY INITIATIVES & MILESTONES

Strong Market Drives Opportunity

Berks
Montgomery
Lebanon
Lancaster
Chester
Delaware
Philadelphia
Cecil
New Castle
PENNSYLVANIA
DELAWARE

DNB FINANCIAL CORPORATION

ESTABLISHED PRESENCE IN ATTRACTIVE
SOUTHEASTERN PENNSYLVANIA MARKET

BANKING MARKET OVERVIEW

County	# of Branches	Total Deposits in Market ($000)	*Total Population 2013 (Est.)	*Population Change (Est.) 4/2010-7/2013 (%)	*Projected Population Change 2012-2017 (%)	*Median HH Income 2008-2012 ($)	*Projected HH Income Change 2012-2017 (%)
Chester	185	10,919,200	509,468	2.10%	5.33%	86,184	13.27%
Delaware	170	11,548,800	561,973	0.60%	0.82%	64,242	24.60%

*Source – most recent U.S. Census Bureau Data

County	# of Branches	2013 Total Deposits in Market ($000)	Notes
Chester	10	512,400	
Delaware	3	49,700	Media-limited service LPO Boothwyn-purchased June 2012

➢ Tremendous growth opportunities in our market.

DNB FINANCIAL CORPORATION

10

MARKET OVERVIEW AND DEMOGRAPHICS
Largest Market: Chester County, PA
•   Fast Growing: Population (est.) 509,468 in 2013, representing an increase of
     10,582 from the 2010 Census (2014 data not available)
•   Most Affluent County in PA: Median Household Income is $86,184,
      significantly above U.S. average of $51,371, and the county ranks 14th nationally in disposable income (highest income county in the state)
•   Diverse Economy: the largest industry is manufacturing which represents
        23.1% of the workforce, retail trade is the major employer making up 13.8%
        of the employment and the North East portion of the county is a booming corridor of high tech pharmaceutical companies (Chester County Chamber of
        Commerce)

Growing Banking Presence: Delaware County, PA
•   Population (est.) 561,098 in 2013, representing an increase of 2,994 from the
      2010 Census (2014 data not available)
•   Median Household Income is $64,242, above U.S. average of $51,371
•   Fifth most populous county in the state of PA, conducive for expanded banking services growth
•   In excess of 7,200 businesses (over $500,000 in sales)
MARKET OVERVIEW AND DEMOGRAPHICS

• Continue to attract low cost core deposits
• Grow fee revenue as a percentage of total revenues by investing in new business lines, building full client relationships and maximizing significant untapped cross-sell potential
• Build relationship banking in retail and commercial while providing a consistent DNB First customer experience
• Maximize the potential of technology, social media and mobile delivery
• Capture additional business with wealth management, insurance and
 Mortgage Banking
• Explore accretive Bank & non-Bank acquisition opportunities in Delaware and Chester counties, as well as in contiguous markets
STRATEGY TO SERVE OUR MARKETS
AND GROW

DNB VS COMPETITORS
DEPOSIT MARKET SHARE

Chester County, PA								
2013 Rank	2012 Rank	Institution (ST)	Type	2013 Number of Branches	2013 Total Deposits in Market ($M)	2013 Total Market Share (%)	2012 Total Deposits in Market ($M)	2012 Total Market Share (%)
1	1	Wells Fargo & Co. (CA)	Bank	18	1,592.6	14.58	1,495.5	13.92
2	3	PNC Financial Services Group (PA	Bank	11	1,081.3	9.90	987.3	9.19
3	2	Toronto-Dominion Bank	Bank	10	1055.3	9.66	1042.4	9.70
4	4	RBS- Citizens Bank	Bank	17	1027.9	9.41	953.0	8.87
5	5	National Penn Bancshares (PA)	Bank	17	813.1	7.45	774.9	7.21
6	6	Susquehanna Bancshares (PA)	Bank	14	719.5	6.59	759.5	7.07
7	***8***	***DNB Financial Corp. (PA)***	***Bank***	***10***	***512.4***	***4.69***	***478.9***	***4.46***
8	7	Malvern Federal Bncp (MHC) (PA)	Bank	7	492.5	4.51	503.8	4.69
9	9	First Niagara Finl Group (NY)	Bank	11	418.0	3.83	427.9	3.98
10	11	Meridian Bank (PA)	Bank	3	394.0	3.61	330.4	3.07
		Total For Institutions in Market		**185**	**10,919.2**		**10,744.70**	

1,592.6
1,081.3
1,055.3
1,027.9
813.1
719.5
512.4
492.5
418.0
394.0
Wells Fargo
PNC Finl
Toronto-Dominion Bank
RBS- Citizens Bank
National Penn Bancshares
Susquehanna Bancshares
DNB Financial
Malvern Federal
First Niagara Finl
Meridian Bank (PA)

By deposits, DNBF is the #1 community bank in Chester County, PA

Data supplied by SNL Financial

14

BALANCED DEPOSIT MIX: STEADY CORE DEPOSIT GROWTH

JUN-13
16.23%
16.66%
67.11%
SEPT-13
17.32%
16.83%
65.84%
DEC-13
18.23%
17.10%
64.67%
MAR-14
19.74%
14.83%
65.44%
JUN-14
20.60%
14.00%
65.40%
Non-Interest DDA
MMDA/Savings/NOW
CDs (less brokered)

	Jun-13	Sept-13	Dec-13	Mar-14	Jun-14
Non Interest DDA	16.23%	17.32%	18.23%	19.74%	20.60%
MMDA/Savings/NOW	67.11%	65.84%	64.67%	65.44%	65.40%
CDs (less brokered)	16.66%	16.83%	17.10%	14.83%	14.00%

DNB FINANCIAL CORPORATION

15

Core Deposits/Total Deposits
90%
85%
80%
75%
70%
65%
72%
79%
81%
83%
85%
2010
2011
2012
2013
6/30/2014

HIGH LEVEL OF LOW
COST CORE DEPOSITS

Core Deposits includes: Demand Deposit, NOW , MMDA & Savings
(excludes CD’s)

DETAILED LOAN PORTFOLIO COMPOSITION
Loan Type	$ Balance	Percent
Commercial RE OO	87,740	19.99%
Commercial RE NOO	90,025	20.51%
Residential 1-4	67,265	15.32%
Commercial & Industrial	55,987	12.75%
Residential 5+	33,213	7.57%
SBA/USDA Guaranteed	32,281	7.35%
Construction	24,051	5.48%
Home Equity LOC	25,614	5.83%
Municipal/Govt/Non-Profit	6,539	1.49%
Home Equity	7,184	1.64%
Consumer	7,257	1.65%
Farmland	1,864	0.42%
Total	439,022	100.00%
Snapshot June 30, 2014

BALANCED LOAN PORTFOLIO

Jun-13
2.28%
2.11%
4.37%
12.94%
28.82%
49.48%
Sept-13
2.24%
1.87%
4.54%
12.86%
29.07%
49.42%
Dec-13
1.92%
1.81%
5.41%
12.81%
29.29%
48.76%
Mar-14
2.12%
1.72%
4.65%
12.56%
30.12%
48.83%
Jun-14
1.92%
1.65%
5.48%
12.75%
30.36%
47.84%
Construction
Residential RE
Commercial RE
C&I
Consumer
Miscellaneous

	Jun-13	Sept-13	Dec-13	Mar-14	Jun-14
Construction	4.37%	4.54%	5.41%	4.65%	5.48%
Residential RE	28.82%	29.07%	29.29%	30.12%	30.36%
Commercial RE	49.48%	49.42%	48.76%	48.83%	47.84%
C&I	12.94%	12.86%	12.81%	12.56%	12.75%
Consumer	2.11%	1.87%	1.81%	1.72%	1.65%
Miscellaneous	2.28%	2.24%	1.92%	2.12%	1.92%

Residential RE loans include 1-4, 5+, Home Equity and Home Equity LOC
Commercial RE loans include OO, NOO and SBA/USDA Guaranteed

18

DNB FINANCIAL CORPORATION

Total Loans

$450,000
$440,000
$430,000
$420,000
$410,000
$400,000
$390,000
$380,000
$370,000
$396,171
$403,684
$407,205
$415,354
$439,022
2010
2011
2012
2013
6/30/2014

LOAN PORTFOLIO

DNB’s Financial Strength, Consistent
Performance, Stable Growth and Financial
Trends

Earnings and Per Share Data	2013 Q2	2013 Q3	2013 Q4	2014 Q1	2014 Q2
Net Income	$1,250	$333	$1,161	$1,004	$1,120
Net income available to common shareholders	$1,214	$295	$1,124	$967	$1,087
Basic earnings per common share	$0.44	$0.11	$0.41	$0.35	$0.39
Diluted earnings per common share	$0.44	$0.10	$0.41	$0.35	$0.38
Dividends per common share	$0.07	$0.07	$0.07	$0.07	$0.07
Book Value per common share	$16.18	$16.28	$16.55	$17.09	$17.62
Tangible book value per common share	$16.13	$16.19	$16.47	$17.01	$17.55
Average common shares outstanding	2,741	2,750	2,754	2,758	2,763
Average diluted common shares outstanding	2,774	2,788	2,799	2,802	2,810

DNB FINANCIAL CORPORATION

EXECUTIVE SUMMARY

Net Income Available to Common Shareholders

$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$3,052
$4,123
$4,907
$3,771
2010
2011
2012
2013
6-months ended 6/30/14

EARNINGS & PER SHARE DATA

$2,054

Diluted earnings per common share
$2.00
$1.80
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$1.16
$1.53
$1.79
$1.36
$0.73
2010
2011
2012
2013
6-months ended 6/30/14

EARNINGS & PER SHARE DATA

Book value per common share
$20.00
$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
$12.55
$14.14
$16.08
$16.55
$17.62
2010
2011
2012
2013
6/30/2014

EARNINGS & PER SHARE DATA

EXECUTIVE SUMMARY
Performance Ratios	2013 Q2	2013 Q3	2013 Q4	2014 Q1	2014 Q2
Return on average assets	0.76%	0.20%	0.70%	0.62%	0.67%
Return on average equity	8.60%	2.28%	7.86%	6.78%	7.35%
Return on average tangible equity	8.65%	2.29%	7.89%	6.81%	7.38%
Net interest margin	3.35%	3.21%	3.31%	3.36%	3.36%
Efficiency ratio	66.98%	70.84%	70.15%	73.63%	71.97%

Return on average assets
0.90%
0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.59%
0.80%
0.84%
0.60%
0.65%
2010
2011
2012
2013
6-months ended 6/30/14 (annualized)

DNB FINANCIAL CORPORATION

PERFORMANCE RATIOS

Return on average equity
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
8.03%
10.01%
9.61%
6.75%
7.08%
2010
2011
2012
2013
6-months ended 6/30/14 (annualized)

PERFORMANCE RATIOS

Net Interest Margin-TE
3.80%
3.70%
3.60%
3.50%
3.40%
3.30%
3.20%
3.10%
3.00%
2.90%
3.20%
3.68%
3.72%
3.30%
3.36%
2010
2011
2012
2013
6/30/2014

PERFORMANCE RATIOS

EXECUTIVE SUMMARY
Asset Quality Ratios	2013 Q2	2013 Q3	2013 Q4	2014 Q1	2014 Q2
Net Charge-offs to average loans	0.20%	1.02%	0.01%	0.06%	0.03%
Non-performing loans/Total loans	2.60%	1.40%	1.38%	1.26%	1.18%
Allowance for credit loss/Total loans	1.72%	1.08%	1.11%	1.10%	1.11%
Allowance for credit loss/Non- performing loans	65.94%	77.04%	80.73%	87.59%	94.62%

Non-performing loans/Total loans
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1.82%
1.89%
2.63%
1.38%
1.18%
2010
2011
2012
2013
6/30/2014

ASSET QUALITY RATIOS

EXECUTIVE SUMMARY
Capital Ratios	2013 Q2	2013 Q3	2013 Q4	2014 Q1	2014 Q2
Total equity/Total assets	8.60%	8.89%	8.86%	8.83%	9.00%
Tangible equity/Tangible assets	8.58%	8.87%	8.84%	8.78%	8.95%
Tangible common equity/Tangible assets	6.63%	6.87%	6.87%	6.88%	7.06%
Tier 1 leverage ratio	10.42%	10.39%	10.61%	10.72%	10.76%
Tier 1 risk-based capital ratio	15.22%	15.18%	15.35%	15.00%	14.88%
Total risk-based capital ratio	16.47%	16.16%	16.40%	16.04%	15.92%

Experienced Management and Board
Leadership

MANAGEMENT TEAM AND DIRECTORS

William S. Latoff – *Chairman & Chief Executive Officer*

42 years experience in finance, public accounting, real estate and automotive industries. Director since 1998, Chairman of the Board since 2003 and CEO since 2004. Chairman of the Executive and Board Loan Committees. Currently serves as Director and past Chairman of the Chester Country Industrial Development Authority, Chairman of the Chester County Library Trust Board, Member of the Nominating Committee for the Federal Reserve Bank of Philadelphia, Member of the American Bankers Association's Public Affairs Committee, Member of the Pennsylvania Business Council Roundtable and The Chester County Chamber of Business and Industry, where he serves on the Nominating Committee. Previously served on the Board of Directors of Keystone Financial and on the Board of Elmwood Federal Savings Bank, Chairman Emeritus of the Chester County Historical Society, Member of the Chester County Economic Development Council and former Board Member, Past Chairman of the Pennsylvania Bankers Public Affairs Committee and a former member of the Government Relations Policy Committee. Prior experience: Significant Real Estate Development experience, Bliss & Company, Ltd., Certified Public Accountants, Chairman and President of Brandywine Automotive Group, Inc. and former owner of Mercedes Benz of West Chester.

William J. Hieb – *President and Chief Risk & Credit Officer*

35 years of experience in commercial banking with a concentration in middle market lending, construction and CRE as well as specialized lending and capital markets. Director of the Corporation since 2005 and a Director of the Bank since 2004. President and Chief Operating Officer of the Corporation and the Bank since 2011. Prior to that served as President and Chief Operating Officer of the Corporation and Bank since 2005. Chairman of the Wealth Management Committee and member of the Board Loan Committee. Served as Board Member of the Chester County Economic Development Council from 2008 to 2013, the Chester County Chamber of Business and Industry Foundation since 2007, the Downingtown Area School District Education Foundation since 2009, the Business Leadership Organized for Catholic Schools since 2012, the Pennsylvania Bankers Association from 2009 to 2013 and the Chester County Historical Society since 2010. Served as Treasurer, Board Member and a member of the Executive Committee of the Housing Partnership of Chester County from 2005 to 2012. Prior experience: First Union National Bank and predecessor banks from 1978 to 2002. Served as a Senior Vice President of First Union National Bank and Managing Director of the First Union Securities in Philadelphia. Holds Series 7, 24 and 63 Securities Licenses.

Gerald F. Sopp – *Executive Vice President, Chief Financial Officer & Corporate Secretary*

36 years of experience in financial services, manufacturing and retail. Joined DNB in 2007 and is directly responsible for financial reporting and accounting, asset/liability management, strategic planning, human resources and facilities. Prior experience: Vice President and Controller of Wilmington Trust Corporation, Wilmington, Delaware from 2000 to 2006, Vice President and Controller of The Clarks Companies, N.A., Newton Upper Falls, Massachusetts from 1993 to 2000, Assistant Controller of Silo, Inc., Philadelphia, Pennsylvania from 1991 to 1992, and Vice President of Corporate Accounting and Reporting for Chase Manhattan Bank (USA), Wilmington, Delaware from 1983 to 1991. Previously served on the Board of Directors of Habitat for Humanity of Chester County and served as Treasurer and Board Member of the Financial Executives International, Delaware Chapter.

33

DNB FINANCIAL CORPORATION

MANAGEMENT TEAM AND DIRECTORS

Vince Liuzzi – *Executive Vice President, Chief Banking Officer*

30 years banking and financial services experience with emphasis on retail banking, consumer lending, geographic and territory executive leadership, community relations and development. Joined DNB first in 2014 and is responsible to develop and direct strategies for the company's Banking Group, including branch banking, operations, specialty lines of business; consumer and mortgage lending, small business banking, cash and treasury management, credit, debit and merchant card services; and DNB 's Sales and Marketing functions. Currently serves on the board of directors and strategic planning committee for the Archdiocese of Greater Philadelphia Catholic Social Services, the Salvation Army of Greater Philadelphia board of directors and finance committee and served recently as board member for the Greater Philadelphia Chamber of Commerce, the Marian Anderson Awards, and the Ronald McDonald House in Wilmington. Served on the National Board of Directors for the Moyer foundation. Served in leadership positions with the Valley Industry and Commerce Association, the Economic Alliance of the San Fernando Valley, the Boys and Girls Clubs of the San Fernando Valley and the Los Angeles Children's Museum. Recognized in 2012 by the Salvation Army with the "Doing the Most Good" Community leadership award. Prior experience: Executive leadership positions with Wells Fargo Bank as Executive Vice President and Region President for the company's Greater Philadelphia and Delaware region.

Albert J. Melfi, Jr. – *Executive Vice President & Chief Lending Officer*

40 years experience in the commercial banking industry with a concentration in middle market and CRE lending. Joined DNB in 2006 and is directly responsible for all commercial and personal lending. Prior experience: Regional Vice President of Commerce Bank, PA, N.A., Vice President of Continental/MidAtlantic, N.A. and Vice President of First Pennsylvania Bank. Currently serves as a Board Member and past Chairman of the Chester County Chamber of Business and Industry, Board Member and Vice Chairman of the Delaware County Industrial Development Authority, Chairman of the Delaware County Industrial Development Corporation's Loan Review Committee, Board Member of the Community Action Agency of Delaware County, Board Member of the Chester County Bar Association Foundation Board, Board Member of Delaware County Hero Bowl, Board Member of Chester County Workforce & Development, Active member of SEEDCO's Loan Committee and Pennsylvania Banker's Association. Past Affiliations include: Chairman of the Delaware County Chamber of Commerce, Chairman of the American Heart Association, Member of Neumann College President's Advisory Committee and President of Delco Lodge Sons of Italy. Mr. Melfi has served on the Boards of the following organizations: Society for the Performing Arts of Media Theater, Barrier Awareness, Delaware County Community College Education Foundation, Archbishop Prendergast High School , Penn Delco School District's Superintendent' Advisory Board, Community Transit of Delaware County, United Way of Delaware County, American Red Cross, Delaware County Education Foundation, Southwest Delco Municipal Authority, Delaware County Historical Society, Neumann College Business Advisory Board, March of Dimes, Brandywine Convention and Visitors Bureau. Mr. Melfi has also served as a volunteer EMT and fireman for the Yeadon and Norwood Fire Companies and with Big Brothers of America.

34

DNB FINANCIAL CORPORATION

MANAGEMENT TEAM AND DIRECTORS

Bruce E. Moroney – *Executive Vice President & Chief Accounting Officer*

36 years of experience in banking with a concentration in accounting, finance and treasury management. Joined DNB in 1992 and is directly responsible for SEC and regulatory reporting and budgeting. Prior experience: Executive Vice President and Chief Financial Officer of Brandywine Savings Bank from 1978 to 1992. Board member and former President of Downingtown Good Neighbor Day, Inc., Trustee for Kerr Park Foundation, Help the Children Advisory Board Member, Downingtown Main Street Board Member, former Advisory Board Member of Bishop Shanahan High School and Family Services of Chester County's Retired Senior Volunteer Program.

James F. Gagliano – *Director of Retail Services and Cash Management*

21 years of retail banking and financial services experience. James joined DNB First in 2013 and is directly responsible for DNB First's retail branches & cash management. Served on the board of the IM Able Foundation and numerous committees including; Berks County Habitat for Humanity (Fundraising Committee), Leadership Berks (Marketing Committee) and The Wachovia Foundation (charitable allocations committee - Central Pennsylvania). Prior experience: District Managing Executive of The Huntington Bank, Akron/Canton, Ohio region from January 2013 to June 2013; District Executive and Senior Vice President of Sovereign/Santander Bank, Reading / Lancaster, Pennsylvania from 2010 to 2012; District Manager, Financial Sales Leader, Senior Producing Leader - Vice President and Senior Financial Specialist of Wachovia/Wells Fargo (Lancaster-Reading, PA, Deal, NJ & Miami Beach, Florida from 1999 to 2010); Financial Advisor of Morgan Stanley (Miami Beach, Florida from 1997 to 1999).

Richard C. Weber – *Managing Director of Wealth Management*

41 years in commercial banking industry with a focus on corporate banking, regional management, marketing and wealth management. Joined DNB in 2010 and is directly responsible for DNB's Wealth Management Group. Prior experience: Senior Vice President and Managing Director of Fifth Third Bank's Investment Advisors Division, Senior Vice President and Managing Director of Comerica Bank's Investment Management and Trust Division, Executive Vice President and Managing Director of National City Bank's Private Client Group, Senior Vice President and Director of Private Banking Consulting for Cannon Financial Institute and Executive Vice President of Meridian Bank's Personal Trust Division & Private Banking Group. Mr. Weber currently assists Church Farm School with their fund raising efforts and has served on the Boards of the Allentown Chamber of Commerce, Easter Seal Society of Berks County, Pennsylvania Stage Company in Allentown and Great Lakes Theater Company. Mr. Weber has served as Chairman of the United Way Campaign for the State of Delaware, Vice Chairman of the Board of St. Joseph's Hospital in Reading, Pennsylvania, Chairman of the Montgomery County Workforce Investment Board, Chairman of the Rotary Council of Berks County and President of the Town Hall of Cleveland. He has also served as a Member of the Investment Committee for the United Way of Southeast Michigan and as a Trustee for the United Way of Berks County, Pennsylvania and Wilmington, Delaware as well as for Think TV (public television).

35

DNB FINANCIAL CORPORATION

MANAGEMENT TEAM AND DIRECTORS

Frank S. Monterosso – *Senior Vice President of Operations*

24 years of experience in operations management with a concentration in electronic commerce, payment solutions and banking. Joined DNB in 2008 and is directly responsible for IT and deposit operations. Prior experience: Senior Director of Financial Operations of First Data Corporation, Vice President of Operations of Progress Bank, Assistant Vice President of Operations of First Pennsylvania Bank and Manager of Deposit Operations for Chase Manhattan Bank.

Catherine H. Hall – *Senior Vice President, Marketing Director*

Business Banking Marketing (Mid-Atlantic Region) of Citizens 33 years of experience in financial services with a concentration in marketing. Joined DNB in 2009 and is directly responsible for marketing, product development and website management. Prior Experience: Vice President and Marketing Manager of First National Bank of Chester County, Vice President and Marketing Director of Republic First Bank, Vice President and Manager of Commercial &Bank and Assistant Vice President of Marketing of Mellon Bank.

James R. Biery – *Director*

Director since January 2014 and he currently serves on the Benefits & Compensation, Audit, and Nominating & Corporate Governance Committees. Mr. Biery is the former President and CEO of the Pennsylvania Bankers Association (PBA), a position he held for the last 22 years of his 37-year tenure at the PBA which ended in November 2013. Mr. Biery Chaired the Pennsylvania Department of Banking Transition Team under Governor Corbett and currently serves as a Commissioner on the Pennsylvania Banking and Securities Commission and is a Board Member of the Pennsylvania Public School Employees Retirement System. Mr. Biery is past Chairman of the State Association Division of the American Bankers Association, former Board member for Silver Spring Township Authority and the Eagle Foundation of the Cumberland Valley School District. Mr. Biery graduated in 1970 from Lebanon Valley College and received a Masters in Governmental Administration from the Wharton Graduate School at the University of Pennsylvania in 1976.

36

DNB FINANCIAL CORPORATION

MANAGEMENT TEAM AND DIRECTORS

Thomas A. Fillippo – *Director*

Director since 2006 and he currently serves on the Benefits & Compensation, Board Loan, Executive and Nominating & Corporate Governance Committees. Mr. Fillippo has been the President and Chief Executive Officer of Devault Foods since January 1970. He serves on the board of the Paoli Hospital Foundation, serves as Chairman of the West Chester University's Council of Trustees and as a board member of the West Chester University Foundation and Sturzebecker Foundation. Mr. Fillippo is a past Chairman of the Chester County Chamber of Business and Industry, past Chairman of the Chester County Industrial Development Authority, past President of the Great Valley Regional Chamber of Commerce, and past President of the Pennsylvania Meat Packers Association. Mr. Fillippo graduated in 1969 from West Chester University with a degree in Health and Physical Education.

Gerard F. Griesser – *Director*

Director since October 2009. He currently serves on the Board Loan and Wealth Management Committees. He is currently President of Fox & Roach/Trident, a Berkshire Hathaway HomeServices company. From 1985 until the sale to Berkshire Hathaway in July 2013, he was one of three owners of Prudential Fox & Roach Realtors, the Trident Group and ETC, Inc. Mr. Griesser served as the Chairman of the Washington, DC-based Real Estate Settlement Providers Council (RESPRO) from 2003 to 2004 and was on the Board of Directors for Willow Financial Bancorp, Inc. from 2007 to 2009 and Chester Valley Bancorp, Inc. from 1987 to 2007. Mr. Griesser has previously served as the President of Fox Roach Charities, the charitable arm of Fox & Roach/Trident. Mr. Griesser graduated in 1971 from Villanova University with a BA and from Drexel University in 1975 with an MBA.

Mildred C. Joyner – *MSW, LCSW, BCD and Director*

Director since 2004 and currently is a member of the Wealth Management, Nominating & Corporate Governance and Audit Committees. Ms. Joyner has been the President of MCJ Consultants since January 2011 and was an Emeritus Director and Professor of Social Work at West Chester University for the prior twenty-five years. Ms. Joyner served as the fundraising Chairperson of the Frederick Douglass sculpture for West Chester University. Other positions held at West Chester University were: Associate Professor and Chairperson of the Undergraduate Social Work Department from 1984 to 1995 and Assistant Professor and Chairperson of Social Work from 1981 to 1984. Ms. Joyner currently serves on the Chester County Food Bank. She served on the Board of the International Association of Schools of Social Work, the ANSWER Coalition and was the President of the Council on Social Work Education from July 2010 to June 2013. Ms. Joyner is Chairperson Emeritus of Living Beyond Breast Cancer and served as Vice President of the Council on Social Work Education from 2003 to 2009 and was President Elect of the Council on Social Work Education from July 2009 to June 2010. Ms. Joyner earned her undergraduate degree in 1971 from Central State University, Ohio and a graduate degree in 1974 from Howard University in Washington, DC.

37

DNB FINANCIAL CORPORATION

MANAGEMENT TEAM AND DIRECTORS

James J. Koegel – *Director*

Director since 2003 and is currently Chairman of the Nominating & Corporate Governance Committee and serves on the Benefits & Compensation, Executive, Board Loan, and the Audit Committees. Mr. Koegel has been the President of Jones Motor Group, Inc. & Affiliated Companies since July 1996. He has been a board member of the Chester County Industrial Development Authority since 2006, a member of the Board of Trustees of the Episcopal Academy since 1991 and has served as a board member of the of the Chester County Economic Development Council. Mr. Koegel graduated in 1969 from Villanova University with a degree in Economics and Temple University School of Law in 1975.

James H. Thornton – *Director*

Director since 1995 and is presently Chairman of the Audit Committee and the Benefits & Compensation Committee and serves on the Executive Committee. Mr. Thornton is the President of Thornton Consulting, a hospital and healthcare consulting firm, which he established in February 2009. From December 2006 to December 2008, Mr. Thornton was the CEO of John Dempsey Hospital of the University of Connecticut Health Center (UCHC) and was the Interim Chief Operating Officer of the Connecticut Children's Medical Center from December 2005 to December 2006. From July 1994 to December 2000, Mr. Thornton was the Chief Executive Officer of Brandywine Health System. He graduated from Villanova University in 1967 with a BS in Economics and Accounting.

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DNB FINANCIAL CORPORATION

Invest in DNB Financial

DNBF STOCK PERFORMANCE
Security or Index	2013 Return
DNBF*	33.87%
NASDAQ Bank Index*	39.33%
KBW Bank Index*	34.71%
Closing price on Dec 27, 2013:    $20.75
Closing price on August 25, 2014:    $22.00
*Source: Bloomberg

INVESTOR RELATIONS CONTACT
Gerald F. Sopp
484.359.3138
gsopp@dnbfirst.com
http://investors.dnbfirst.com/

For more information, Investors may
contact:

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